EXHIBIT 11

                      FLEMINGTON PHARMACEUTICAL CORPORATION

                         EARNINGS PER SHARE COMPUTATION

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                 THREE MONTHS ENDED
                                                  OCTOBER 31, 2000
                                                 ------------------

                                                        BASIC
                                                 ------------------
WEIGHTED AVERAGE SHARES OUTSTANDING                       5,879,000
DILUTIVE EFFECT OF STOCK PERFORMANCE PLANS (1)                   --
                                                 ------------------
     TOTAL                                                5,879,000

NET INCOME (LOSS)                                              (352)
                                                 ------------------

EARNINGS PER SHARE                                             (.06)
                                                 ------------------

                                                 THREE MONTHS ENDED
                                                  OCTOBER 31, 1999
                                                 ------------------

                                                        BASIC
                                                 ------------------

WEIGHTED AVERAGE SHARES OUTSTANDING                       3,877,000
DILUTIVE EFFECT OF STOCK PERFORMANCE PLANS (1)                   --
                                                 ------------------
     TOTAL                                                3,877,000

NET INCOME (LOSS)                                              (217)
                                                 ------------------

EARNINGS PER SHARE                                             (.06)
                                                 ------------------

(1) NO POTENTIAL SHARES FROM STOCK PERFORMANCE PLANS HAVE BEEN PRESENTED, AS THEIR EFFECT WOULD BE ANTI-DILUTIVE

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